Supplement dated October 22, 2024
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia International Dividend Income Fund	1/1/2024 & 7/1/2024
Effective November 1, 2024, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Georgina Hellyer, CFA	Portfolio Manager	Portfolio Manager	2018
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Provider Contracts – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Georgina Hellyer, CFA	Portfolio Manager	Portfolio Manager	2018
Ms. Hellyer joined Threadneedle, a Participating Affiliate, in 2011. Ms. Hellyer began her investment career in 2006 and earned a degree in Philosophy, Politics and Economics from the University of Oxford.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_164_(10/24)